UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) February 15, 2008
                                                      -----------------

                         CYCLE COUNTRY ACCESSORIES CORP.
                        ---------------------------------

             (Exact name of registrant as specified in its charter)

           NEVADA                   333-68570             42-1523809
     -----------------           ----------------   --------------------
(State or other jurisdiction      (Commission File      (IRS Employer
  of incorporation)                   Number)        Identification Number)


                    1701 38th Ave. West, Spencer, Iowa 51301
       ---------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code    (712) 262-4191

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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION


On February 15, 2008, the registrant held a conference call during which it upwardly revised its annual earnings per share (EPS) guidance for fiscal 2008 to $0.15 - $0.20.

A transcript of the conference call is filed as exhibit 99.30 to this Report.

A telephonic replay of the conference call can be reviewed by dialing 1-800-406-7325, or internationally 1-303-590-3030, and entering conference code 3841265 or by going to the following web link:

http://www.viavid.net/dce.aspx?sid=00004B45

ITEM 8.01.  OTHER EVENTS

On February 19, 2008 the registrant issued a press release titled "Cycle Country Accessories Corp Raises Fiscal 2008 Guidance". The text of this press release can be reviewed in its entirety under the attached Exhibit 99.31.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

99.30  Transcript of conference call held on February 15, 2008.

99.31  Press release dated February 19, 2008.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CYCLE COUNTRY ACCESSORIES CORP.

Date   February 19, 2008
    ----------------------

                                    By: /s/ Randy J. Kempf
                                        --------------------------
                                            Randy J. Kempf
                                            Principal Executive Officer,
                                            President and Director






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